UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Comstock Inc. (the “Company”) held its Annual General Meeting of Stockholders (the “AGM”). During the AGM, common stockholders of the Company were asked to consider and vote on three proposals: (1) election of the seven Board of Directors nominees set forth in the Company's 2025 Proxy Statement, (2) ratification of the appointment of Assure CPA, LLC (“Assure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the March 25, 2025, record date associated with the AGM, there were 26,903,872 shares of common stock outstanding and entitled to vote. Of the total shares of common stock outstanding on the record date, the holders of 16,378,706 of those shares were represented in person or by proxy at the AGM. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the 2026 AGM, by the votes set forth below.

Nominee	Voted For	Withheld
Corrado De Gasperis	7,771,961	312,394
Leo M. Drozdoff	7,841,154	243,201
Kevin E. Kreisler	7,748,181	336,174
Walter A. Marting, Jr.	7,759,770	324,585
William J. Nance	7,800,277	284,078
Güez J. Salinas	7,822,672	261,683
Kristin M. Slanina	7,750,646	333,709

There were 8,294,351 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm (the “auditors.”)

Assure was appointed and ratified as the Company’s auditors for the fiscal year ending December 31, 2025, as set forth below.

Voted For	Voted Against	Abstain
15,554,943	679,554	144,209

The appointment of Assure is a routine matter and, therefore, there were no broker non-votes.

3. Advisory vote on executive compensation.

The stockholders approved a non-binding advisory item for the compensation of the named executive officers as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
7,076,615	744,382	263,358	8,294,351

Item 7.01 Regulation FD.

The Company’s Executive Chairman and CEO provided a brief update of the Company’s businesses, with emphasis on the recent transactions associated with the separation of our renewable fuels segment into a new independent entity, Bioleum Corporation (“Bioleum”), and its high-value capitalization, through the closing on the first $20 million in direct Series A equity investment.

The overview was consistent with the Annual Shareholder letter that can be found in the Annual Report at https://www.sec.gov/Archives/edgar/data/1120970/000114036125013059/ef20046966_ars.pdf. A copy of the audio presentation of our Annual Meeting may be viewed and heard by copying and pasting the following URL into your web browser. The audio update will be available to the public until June 30, 2025.

Comstock Inc. AGM Update (including Q&A)
https://www.virtualshareholdermeeting.com/LODE2025

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK INC.

Date: May 27, 2025	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer